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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Martin Weiss, President of The Weiss Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 21, 2003               /s/ Martin Weiss
     -------------------            ------------------------------
                                     Martin Weiss, President
                                    (principal executive officer)



I, John D. Leavitt, Treasurer of The Weiss Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 21, 2003               /s/ John D. Leavitt
     -------------------            ------------------------------------
                                     John D. Leavitt, Treasurer
                                    (principal financial officer)